UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2021

YCQH AGRICULTURAL TECHNOLOGY CO. LTD

(Exact name of registrant as specified in its charter)

Nevada	333-252500	61-1948707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1408, North District, Libao Building, Kehua North Road No. 62,

Wuhou District, Chengdu, Sichuan Province, China 610042.

(+86) 13981161812

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On August 31, 2021, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated June 3, 2021, that had been declared effective by the Securities and Exchange Commission on June 25, 2021. The Offering resulting in 11,400,000 shares of common stock being sold at $0.01 per share for a total of $114,000. The proceed of $114,000 will become the capital for our expansion, pursuant to the use of proceed stated in the aforementioned Form S-1/A.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF YCQH AGRICULTURAL TECHNOLOGY CO. LTD IN LIEU OF AN ORGANIZATIONAL MEETING

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YCQH AGRICULTURAL TECHNOLOGY CO. LTD
(Name of Registrant)

Date: August 31, 2021

	By:	/s/ Wang Min
	Name:	Wang Min
	Title:	President, Secretary, Treasurer, Director